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                                                                                                                        Exhibit 99.1




                                                   GENESIS HEALTHCARE CORPORATION
                                               RECONCILIATION OF NET INCOME TO EBITDA
                                                           (IN THOUSANDS)


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                                                                            Three months ended
                                          March 31,    June 30,   September 30,   December 31,   March 31,  June 30,   September 30,
                                            2003        2003           2003           2003          2004      2004        2004
                                          ------------------------------------------------------------------------------------------
Net income                                $      8    $  5,276      $  1,915       $  6,006      $  5,574   $  6,722     $ 10,771
Add back:
  Loss from discontinued operations,
     net of taxes                            4,758       5,851         4,564          1,598           781      1,104           35
  Equity in net (income) loss of
     unconsolidated affiliates                (357)       (448)           82           (558)         (466)      (746)        (465)
  Minority interests                          --          --             307             75            84        170          133
  Income tax expense (benefit)               2,819        (455)        4,392          4,860         4,067      4,998        7,435
  Interest expense                           3,770       4,420         4,526          5,821         7,528      6,854        6,782
  Depreciation and amortization expense      9,587       9,787        10,076         11,588        11,489     11,356       11,965
                                          ------------------------------------------------------------------------------------------
EBITDA                                    $ 20,585    $ 24,431      $ 25,862       $ 29,390      $ 29,057   $ 30,458     $ 36,656
                                          ==========================================================================================


                                                    CALCULATION OF DEBT TO EBITDA
                                                  (IN THOUSANDS, EXCEPT DEBT RATIO)



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                                                                                December 31,    March 31,   June 30,   September 30,
                                                                                   2003           2004        2004         2004
                                                                                ----------------------------------------------------
12 months trailing EBITDA (A)                                                      $100,268      $108,740   $114,767     $125,561
Total debt at end of period (B)                                                     461,849       461,761    429,942      403,071

Ratio of debt to EBITDA (B) / (A)                                                      4.61          4.25       3.75         3.21




                                                  CALCULATION OF DEBT TO NET INCOME
                                                  (IN THOUSANDS, EXCEPT DEBT RATIO)


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                                                                                December 31,    March 31,   June 30,   September 30,
                                                                                   2003           2004        2004         2004
                                                                                ----------------------------------------------------

12 months trailing net income (C)                                                  $ 13,205      $ 18,771   $ 20,217     $ 29,073
Total debt at end of period (D)                                                     461,849       461,761    429,942      403,071

Ratio of debt to net income (D) / (C)                                                 34.98         24.60      21.27        13.86


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